UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 30, 2005
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                          LASERLOCK TECHNOLOGIES, INC.
                 (Exact Name of Registrant Specified in Charter)

    Nevada                         0-31927                       23-3023677
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(State or Other                (Commission File               (I.R.S. Employer
Jurisdiction of                     Number)                  Identification No.)
Incorporation)

             837 Lindy Lane
       Bala Cynwyd, Pennsylvania                                       19004
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(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (610) 668-1952
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      On September 30, 2005, Julius Goldfinger resigned from his position as Director of Laserlock Technologies, Inc. (the "Company"), effective the same date. Mr. Goldfinger's resignation was not caused by any disagreement with the Company regarding its operations, policies or procedures. The Board of Directors of the Company has not yet appointed a replacement director.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LASERLOCK TECHNOLOGIES, INC.


Date: October 3, 2005                   /s/ NORMAN GARDNER
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                                        Name:  Norman Gardner
                                        Title: President and Chief Executive
                                               Officer